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[LOGO]

Investor Day

October 29, 2004

[LOGO]

Safe Harbor Statement

This presentation contains certain forward-looking statements and information based on the beliefs of Fleetwood’s management as well as assumptions made by, and information currently available to, Fleetwood’s management. Such statements reflect the current views of Fleetwood with respect to future events and are subject to certain risks, uncertainties, and assumptions, including risk factors identified in Fleetwood’s Form 10-K and other SEC filings. These risk factors include, without limitation:  the cyclical nature of both the manufactured housing and recreational vehicle industries; ongoing weakness in the manufactured housing market; continued acceptance of the Company’s products; the potential impact on demand for Fleetwood’s products as a result of changes in consumer confidence levels; the effect of global tensions on consumer confidence; expenses and uncertainties associated with the introduction and manufacturing of new products; the future availability of manufactured housing retail financing, as well as housing and RV wholesale financing; exposure to interest rate and market changes affecting certain of the Company’s assets and liabilities; availability and pricing of raw materials; changes in retail inventory levels in the manufactured housing and recreational vehicle industries; competitive pricing pressures; the ability to attract and retain quality dealers, executive officers and other personnel; and the Company’s ability to obtain financing needed in order to execute its business strategies. Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Fleetwood undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

1

Corporate Overview

Ed Caudill

President & Chief Executive Officer

2

Fleetwood Enterprises, Inc.

Recreational Vehicle Manufacturer &

Manufactured Housing Builder/Retailer/Lender

[CHART]

* Percentage of fiscal year 2004 revenues

3

Leadership Position

[GRAPHIC]

Leading recreational vehicles producer

•                  Nation’s #2 largest producer of RVs overall*

•                  Gaining market share in higher-end motor homes*

[GRAPHIC]

Leading manufactured housing builder

•                  Growing market share in 2004**

•                  Now #1 in multi-section home retail*

*      According to Statistical Surveys, Inc. (June 2004)

**   Calendar year

4

Corporate Structure

Fleetwood Enterprises, Inc.

Housing Group	RV Group	Supply Subsidiaries

Wholesale Division	Motor Home Division	Lumber Operations

Retail Division (Fleetwood Retail Corp.)	Towables Division	Continental Imports

HomeOne Credit Corp.		Fiberglass Plants

5

Fleetwood History

•                  More than 50 years in business

•                  Historical synergies between RV and manufactured home production

•                  Publicly traded since 1965

•                  Listed on NYSE in FY 1971

•                  Purchased Coleman Folding Trailers in FY 1990

•                  Corporate management restructuring in 2002

6

Deep Senior Management Team

•                  Tom Pitcher, Chairman

•                  Ed Caudill, President/CEO

•                  Boyd Plowman, EVP/CFO

•                  Chris Braun, EVP – RVs

•                  Roger Howsmon, EVP – Housing

•                  Scott Grafft, SVP – Strategic Planning

•                  Todd Inlander, SVP/Chief Information Officer

•                  Larry Mace, SVP – Supply/Materials

•                  Len McGill, SVP- Finance/CGO

•                  Forrest Theobald, SVP/General Counsel

7

Corporate Governance Excellence

•      Independent chairman

•      Diverse, strong Board

•      Ten of 11 Board members are independent

•      Regular executive sessions of Board

•      New charters for Audit, Governance & Compensation committees

•      Published procedures for director nominations and shareholder communications

•      Appointed Len McGill Chief Governance Officer

8

Fleetwood Facts

•                              FORTUNE 1000 company - #634

•                              14,000 employees

•                              39 manufacturing operations in 15 states and one in Canada.  FRC retail locations in 19 states

•                              4th largest retail manufactured housing company

•                              Growing company – six consecutive quarters of revenue growth.  Current estimates of full year profitability

•                              HomeOne finance company

9

Key Elements of Our Strategy

Culture of Performance

Recreational Vehicles

Innovation		Higher Margins
•New product development		•Pricing surcharges.
•New systems development		•Material cost reductions.
Maximize Shareholder Value

Leverage Capacity		Vertical Integration
•2 shifts in Housing		Continue commitment to model
•Eliminated shifts in TT – single footprint sufficient

Expand Market

•Communities
•Urban infill
•Developers

Manufactured Homes

10

Progress

•                  Rebuilt financial strength

•                  High quality products – feedback from dealers

•                  Streamlined operations

•                  Strengthened management

•                  Regained momentum

11

LOOKING FORWARD

What makes Fleetwood optimistic about the future is the strong demographics strength behind both our businesses.

12

The RV Boom

•      The RV industry had a record-breaking year in 2003 - 332,000 units. Projects another record year in 2004 – with 361,000 units

•                  Innovation and aging population are fueling growth

•                  RV shipments for the next 5 years forecasted to exceed last 5

•      2.1 Million: Total USA RV ship forecast 2005 – 2010

[CHART]

Source: RVIA shipment data 2004, 2005

13

Strong Demand for What RVs Deliver: Freedom

•                  Favorable demographic trends expected to drive strong demand for RVs

•                  Boomers are buying at higher rates than their parents; and there are more of them

•                  Opportunity lies in developing products that appeal to younger intenders

•                  Today’s 36 million households in the 45-64 age group – RV prime buying age – will grow to 45 million by 2010

Age Wave Population (millions)

Boomers 40 to 58 in 2004

[CHART]

Source: U.S. Census

14

RV Loyalty: A Stable Market

•                  Present owners plan to continue with the RV lifestyle

[CHART]

[GRAPHIC]

•                  The opportunity is to introduce more consumers to the lifestyle

QUICK GETAWAYS

8 in 10 RVers count camping among their favorite activities, while only 3 in 10 say the same of outlet mall shopping.

FAVORITE ACTIVITIES:

Camping	80%
Attending craft and harvest festivals	47%
Fishing	46%
Viewing foliage	45%
Hiking	44%
Biking	36%
Outlet mall shopping	30%

Source: Recreational Vehicle Industry Association, 2002

Source: Roper ASW 2003

15

Opportunities in Dealer Development

•                  There is opportunity to appeal to consumers with a better dealer experience

•                  Fleetwood has a major initiative under way to create the dealer of the future, along with the necessary service points future customers will need

Satisfied with Dealer

[CHART]

[GRAPHIC]

Source: Roper ASW 2003

16

Opportunities for Growth

•                  There is a significant opportunity to have an impact on the pre-owned market

•                  70% of motor homes are purchased used

•                  68% of travel trailers are purchased used

•                  New markets

•                  Fleetwood is appealing to new buyers with national marketing and product affiliations, such as NASCAR

[CHART]

[GRAPHIC]

Source: RVIA

17

RV Group Overview

•                  Investments in product development

•                  Focus on quality improvements

•                  Plant modernization

•                  Strategic alliances to reduce costs and enhance quality

18

•                  Motor Homes

•                  Higher margin products

•                  Improved designs

•                  Gas products that look like diesels

•                  Intense customer/dealer feedback and input

•                  Multiple slide-outs

•                  Full-body paint

[GRAPHIC]

19

•                  Towable Division

•                  Towable industry unit retails up 12% in 2004 YTD

•                  Travel Trailers up 12%

•                  Fifth wheels up 20%

•                  Folding trailers down 6%

•                  Continuing trend toward higher-end products

•                  Folding Trailers

•                  Aggressive actions to combat declining revenues & profits

•                  Reporting realignment

•                  Coleman legal issue

•                  Market decline slowing

[GRAPHIC]

20

The Housing Boom

•                  Housing had a record-breaking year in 2003.

•                  New peaks for housing construction for the next 10 years likely to exceed last 10

•                  Total homes built 2005 - 2015 est. at 18.5M – 19.M (16.4M in the 1990s)

HOUSING INDUSTRY GROWTH

[CHART]

•Mfg Housing Shipments hit 40-year low in 2003

•2004 to show improvement over 131,000 units shipped in 2003

[CHART]

Source:

Joint Center for Housing Studies

Harvard University: 2003

21

Strong Underlying Demand for Manufactured Housing

Favorable demographic trends expected to drive strong demand for affordable housing

•                      Immigration

•Hispanics

•                      Empty nesters

•                      First-time buyers

•Single women

•                      Low to middle income

Immigration to the United States

[CHART]

Source: Statistical Yearbook  and U.S. Census Bureau

22

Single women are playing a larger role in housing markets

…because of:

•      Delayed marriage

•      Higher divorce rates

•      Lower remarriage rates

•      Greater longevity

•      Greater workforce participation

Source: Joint Center for Housing Studies Harvard University: 2003

23

Impact of Immigrants and Minorities

•                  Immigrants have accounted for more than 1/3 of household growth since ’90s

•                  Minority share of homeownership

•                  17% in 1980

•                  26% in 2000

•                  34% in 2020 (est.)

•                  Hispanics represent nearly half of the 23.5 million immigrants arriving in the U.S. since 1980

[GRAPHIC]

Source: Joint Center for Housing Studies Harvard University: 2003

24

Appeal of Manufactured Housing

•                  More Hispanic Americans (43%) than all Americans (32%) say a manufactured home is an appealing place to live

When projected to the full U.S. population, this represents 10.8 million adult Hispanics who find a manufactured home appealing

[CHART]

When projected to the full U.S. population, this represents 67.8 million adult Americans who find a manufactured home appealing

☐ = Significantly higher at the 95% level of confidence

Q1.                “People live in many types of homes, such as apartments, condos, townhouses, and houses.  One type of house is called a manufactured home.  These are built in a factory and are typically made up of one, two, or three sections.  The one-section homes are sometimes called mobile homes.  In general, how appealing is a manufactured home to you as a place to live?”

25

Advantages of Manufactured Homes Versus Site-Built Homes

•                              Significantly lower cost per square foot

•                              Controlled manufacturing environment

•                              Time to completion is half that of site-built

Average Cost Per Square Foot of a Manufactured Home vs. Site-Built Home*

[CHART]

* Source: Manufactured Housing Institute

26

Housing Group Overview

•                  Wholesale/Manufacturing Division

•                  New product development

•                  Growing relationships with national community developers

•                  Urban infill

27

Housing Group Overview

•                  Wholesale/Manufacturing Division

•                  Reduced overhead

•                  Mothballed plants but left in place for upturn

•                  Decreased product expenses

•                        Improving productivity

•                        Recently re-opened plants

28

Housing Group Overview

•                  Retail Division

•                  Consolidated wholesale and retail sales, and financial organizations

•                  Strengthened margins

•                  Reduced expenses

•                  Strengthened vertical integration

•                  HomeOne Credit Corp.

•                  Retail division being strengthened by our in-house finance capability, which is growing monthly

29

Recreational Vehicle Review

Chris Braun

Executive V.P. – RV Group

1

Recreational Vehicles

•                  Towables

•                  Folding Trailers

•                  Travel Trailers

•                  Motor Homes

2

Full Line Manufacturer

3

Travel Trailer Price Points

[CHART]

4

Motor Home Price Points

[CHART]

5

Fleetwood Folding Trailers

6

FLEETWOOD FOLDING TRAILER

MARKET SHARE

[CHART]

7

Rationalization of Folding Trailers

•                  Announced in August

•                  Consolidation w/Travel Trailers

•                  Reduce Cost/Improve Efficiency

•                  Headcount Reduction

•                  Leverage Purchasing Power

8

Fleetwood Folding Trailers

Product Innovation

9

New Off-Road Folding Trailer Available in October 2004

•                  Heavy-duty suspension

•                  6” steel tube frame rails

•                  Full front and rear diamond plate body panels

•                  Paint over galvanized steel side body panels

•                  Steel rimmed and recessed rear lights

•                  Impact resistant wheel well flairs

[GRAPHIC]

10

New ASV Folding Trailer

Available in November 2004

•                  Capable of carrying four ATVs

•                  Complements recent expansion of ASV into Pioneer/Mallard

•                  West Coast introduction at the Pomona Super Sand Sport Show September 17-19 in Orange County

[GRAPHIC]

11

Travel Trailers

12

FLEETWOOD TT MARKET SHARE

[CHART]

13

Travel Trailer Distribution Points

[CHART]

14

Dealer Development

[GRAPHIC]

15

Mid-West Markets

Registrations/Market Share  2003 CY

•	Minneapolis	2880 / 3.8%
•	Chicago	2487 / 2.6%
•	St. Louis	1782 / 6.0%
•	Grand Rapids	1617 / 1.8%
•	Saginaw Bay	1364 / 6.4%
•	Kansas City	1345 / 7.0%
•	Detroit	1252 / 7.9%
•	Milwaukee	841 / 7.25%
•	Total	13658 / 4.8%

16

Travel Trailer Cost Reduction

•                  Maximize Plant Capacity/Utilization

•                  Consolidate Processes

•                  Platform Rationalization

•                  Improved Plant Efficiency

•                  Less Surplus and Obsolete Material

•                  Improved Product Quality

17

Platform Rationalization Is Reducing Manufacturing Costs!

Platform Rationalization Opportunity Area	Current Entry Level Parts Qty	New Entry Level Parts Quantity	Percent Reduction Parts Qty
Doors and Drawers *	290	85	71%
Galley Cabinets	18	8	56%
Lavy Cabinets	15	6	60%
Total cabinets	313	180	42%
Sidewalls	86	30	65%
Floors	43	15	65%
Front walls	8	3	63%
Rear walls	31	11	65%
Ceilings	43	15	65%
Drawer Boxes	40	10	75%
Chassis	44	21	52%
Undercarriages	10	5	50%
Waste Holding Tanks	45	3	93%

18

Travel Trailer Product Introductions

•	2005 Pioneer / Mallard 18T6	7/04
•	2005 Pride and Triumph 385FKQS	8/04
•	2005 Pride and Triumph 395RL5S	8/04
•	2005 New Mallard 23T6, 25TS6, 27TB8	8/04
•	2005 Entry Level ASV Ramp Trailers	8/04
•	2005 New Pegasus & Orbit Ultralites	9/04
•	2005 Redesigned Entry Level PWT	11/04
•	2005 Redesigned Pioneer and Mallard	11/04
•	2005 New Hybrid (Tent) Trailers	12/04

19

Mallard Travel Trailer for $9,995

Mallard 18T6 Online Promotion:

Dealer request for trailer retailed under $10,000 Special on-line promotion for dealers committing to retail for $9,995 Customers invited to locate participating dealers

[GRAPHIC]

20

New Entry Level ASV

Also Available as Pioneer/Mallard

[GRAPHIC]

21

New Entry Level Pioneer/Mallard

Lower Cost / Increased Features

•      $500 lower material cost

•                  4 fewer assembly hours

•                  Platform rationalization adds features not found in current product

•                  400 Lb. Lighter

•                  Increased dinette width from 40” to 45”

•                  Slide-out wall windows standard

[GRAPHIC]

Prototype Built with Hung Fiberglass

PRODUCTION PILOTS BEGIN IN NOVEMBER 2004

22

New 2005 Pegasus Ultralite

[GRAPHIC]

As Built Weight – 4,315 lb.

23

New 2005 Orbit Ultralite

[GRAPHIC]

Weight – 6,367 lb.

900 Lb. Lighter than Competition

24

Pegasus Premium Hybrid

[GRAPHIC]

Status: Debut at RVIA. Production Start Up Feb. 2005

25

Orbit Premium Hybrid

[GRAPHIC]

26

PWT Core Products

2006 Strategy

•                  Entry Product

•                  Reduced Cost

•                  New Decors

•                  Updated Exterior Graphics

•                  Simplified Cabinet Designs = Easy to Build

27

•                  Entry Plus Product

•                  Front Molded Cap Becomes Standard

•                  Enclosed Underbelly Becomes Standard

•                  New Decors

•                  New Exterior Graphic

•                  Reduced Cost

28

2006 Prowler Entry Plus

[GRAPHIC]

Production

May 2005

29

2006 Prowler Fifth Wheel

[GRAPHIC]

Production

May 2005

30

2006 Terry Entry Plus

[GRAPHIC]

31

2006 Terry Fifth Wheel

[GRAPHIC]

32

2006 Wilderness Entry Plus

[GRAPHIC]

33

2006 Wilderness Fifth Wheel

[GRAPHIC]

34

2006 Triumph with FBP??

[GRAPHIC]

Production

Aug 2005

35

Motor Homes

36

FLEETWOOD CLASS ‘A’ MARKET SHARE

[CHART]

37

FLEETWOOD CLASS ‘C’ MARKET SHARE

[CHART]

38

Paxinos Plant Expansion

•     Class A & C production lines

•     Independent continuous-moving chain conveyor

•                  Additional 148,000 sq. ft.; total 288,000 sq. ft.

•                  Estimated completion: May 2005

39

Cost Reduction Program

•                  Weekly Cost Reduction Meetings

•                  Started in June 2004

•                  Implemented Material Cost Savings Projects

•                  8 Yielding $1,214,000 Annual Savings

•                  Active Material Cost Savings Projects

•                  46 with $10,809,000 Savings Opportunity

40

New Paint Systems

•                  $25+ Million Capital Investment

•                  Plants:

•                  Riverside, CA

•                  Paxinos, PA

•                  Ability to Produce Class A Diesel on East and West Coast

41

Riverside New Paint System

[GRAPHIC]

42

[GRAPHIC]

43

[GRAPHIC]

44

Paxinos New Paint System

[GRAPHIC]

45

[GRAPHIC]

46

[GRAPHIC]

47

New Product Introductions

48

2005 Pace Arrow
Full-Body Paint

[GRAPHIC]

49

New Southwind
Introduced August 2005

[GRAPHIC]

50

New Revolution LE
Introduced August 2005

[GRAPHIC]

51

2005 American Eagle

[GRAPHIC]

New Front Upper Cap

Side-Hinged Luggage Doors

Additional Electrical Receptacles in Galley

Redesigned Front Overhead

Improved A/C Air Flow

Increased Sofa Length to 80”

Lighter Tone Exterior Graphics

Available in 8 Floor Plans

Introduction: March 2004

52

2005 American Heritage

[GRAPHIC]

Life cycle update

600 HP engine

84” floor-to-ceiling height

New Girard roof-mounted awning system

Available with (3) 32” plasma televisions

New side-hinged luggage doors

Introduction: April 2004

53

Sales & Marketing Partnerships

•                  NASCAR

•                  Athlon - Tailgate Theme

54

“NASCAR Special Edition” Package

•                  Bring RV products to our customers

•                  3-year licensing agreement

•                  Package content:

•                  Exterior NASCAR Graphics

•                  Checkered Flag Awning

•                  Exterior RVQ (BBQ)

•                  Logo:

•                  Throw Pillows

•                  Blanket & Entry Mat

•                  Camp Chairs

•                  Flag

•                  2-Way FRS Radios (X4) (GB)

•                  Satellite Radio (MH’s)

•                  Coupon for Discount on Scanner Purchase

•                  Launch at Charlotte Race and Pomona Show on 10/16

[GRAPHIC]

55

“Ultimate Tailgate Party” Promotion

•                  Fleetwood Brand as the “Ultimate Tailgate Vehicle”

•                  Leverage print media with Athlon Sports

•                  “Ultimate Tailgate” RV at highly ranked games in 10 major RV markets

•                  Tie in a national sweepstakes

[GRAPHIC]

56

PR Highlights

[GRAPHIC]

57

Manufactured Housing Review

Roger Howsmon

Executive V.P.– Housing Group

“You may not realize it when it happens, but a kick in the teeth may be the best thing in the world for you.”

- Walt Disney

Challenges Create Opportunities

[CHART]

The Fleetwood Housing Group

Excellent Market Position

•                  Reputation as high-value builder

•                  Growing market share in down market

•                  Consistent distribution network

•                  Looks like site-built; higher-end products

[GRAPHIC]

•                  FY 04 = $783M business – FY 05: $911M *

•                  FY 04 = 20,858 homes produced – FY 05: 22,864 *

•                  23 manufacturing facilities

•                  1,200+ dealers

•                  126 Company-owned stores

•                  Significant share growth

•                  Brand awareness leader

•                  More than 1,250,000 homes sold

[GRAPHIC]

* FY 2005 Forecast

Growing Market Share
15 Months of Consecutive Growth

Wholesale Market Share Month By Month Comparison

[CHART]

Growing Market Share

YTD through July ‘04

RETAIL MARKET SHARE

(as of Dec ‘03)

Champion	16.7%
Fleetwood	15.9%
Clayton	12.7%
-Oakwood	9.2%
Palm Harbor	5.6%

RETAIL MARKET SHARE

(as of July ‘04)

Clayton/Oakwood	21.5%
Fleetwood	17.7%
Champion	15.7%
Palm Harbor	5.6%
Skyline	5.4%

Growing Backlogs

Up 158%

[CHART]

As of 10/17/04: ARC Backlog: 864 floors

Designing the Right Products

MHI Design Awards - April 2004

•                  Best Concept Home

Design under 1,400 sq.ft.

•                  Best Concept Home

Design over 1,400 sq.ft.

•                  Best Multi-Section Home

Design under 1,400 sq.ft.

[GRAPHIC]

[GRAPHIC]

* Model: Life Stages #4583L	* Price: $45,000 – $65,000	* Size: 1120-1980 sq ft

Optimizing Production

[GRAPHIC]

Developing National Accounts

•                  ARC

•                  Own 342 communities

•                  FLE has homes in 155 communities

•                  Purchased 1,700 homes in 2004

•                  Current ARC backlog is 864

•                  FEMA

•                  YTD orders for 1,860 homes

•                  Shipped 300+ homes per week

•                  12 plants produced for FEMA

Leveraging Vertical Integration

[LOGO]

Restructuring Fleetwood Retail Corp.

[GRAPHIC]

FRC History / Evolution

	1998	1999	2000	2001	2002	2003	2004
Retail	Entered Retail Business	Initiated Centralization of Functional Support	Standardized Policies & Procedures	Completed Centralization of Functional Support	Right-Sized Retail Org.	Consolidated Sales Organization

Finance		Central Finance Platform	Standardized Policies & Procedures	Initiated Lending Activities	Launched Captive Finance Org.	Established Financing Facility	Launched Pinnacle Retail Financing

FRC Opportunities for Improvement

•                  Model homes poorly selected and improperly displayed

•                  Limited accountability for

•                  traffic or conversion ratios

•                  sales forecast vs. actual

•                  sales center overhead

•                  Administrative vs. sales culture

FRC Change Process

August 2003	Change in FRC President
August 2003	Combine Wholesale and Retail Sales
August 2003	Initiate Housing Team Meetings
September 2003	Cancel Store Growth Plans
September 2003	Houston Layoffs
October 2003	Enforced Deal Compliance Policy
October 2003	New FRC EVP Leader
October 2003	Organization Restructure, Sales & Admin.
November 2003	First Complete Round of DM Meetings
December 2003	Elimination of RZVP Management Layer

January 2004	GM Compensation Change
January 2004	Store Ratings Presented to Op Comm.
January 2004	Zone & District Re-Alignment
January 2004	HomeOne Gets Warehouse Line
Jan/Feb 2004	6 New DMs, 1 New ZVP
February 2004	First Ever National GM Conference
Feb-May 2004	FRC Sales Focused Incentive Contest
March 2004	HCC (BDRs) & FRC (DMs) Partnership
March 2004	Second Round of DM Evaluations
April 2004	Introduce FRC Exclusive Inspiration Home
May 2004	Combined National Sales Rally

May 2004	New DMs
June 2004	Aligned DM and BDRs performance goals
June 2004	Launch Storefront Concept
July/August 2004	New DMs
August 2004	One New ZVP and Named Storefront VP
August 2004	Legacy Cost Reduction Focus
September 2004	Commence Headquarters Facility Search

FRC: Key Drivers of Improvement

•                  Storefront growth

•                  Reduce legacy expense

•                  Recruit and train quality GMs

•                  New management effectiveness

•                  Exclusive product

•                  Improve sales at all locations

FRC and HCC Partnership

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Growing HomeOne Credit Corp.

•                  $60 million in receivables

•                  Delinquency rate of about ½ of 1%

•                  Warehouse lines of $100 million

The Future

•                  Changing Structure & Process

•                  Strategic direction driven by quantified opportunities

•                  Data-Driven product planning & marketing

•                  Product engineering for efficient manufacturability

•                  Quality through process measurement & improvement

Building 5-Year Strategic Plan

FOCUS

•                  Consumer research

•                  Data & competitive analysis

•                  Quantifying new biz Opportunities

•                  Developers

•                  Military

•                  Urban Infill

•                  Complementary Channels

Getting Focused

•                  HG 5-Year Plan will provide strategic direction

•                  Functional teams will align with strategic direction

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Delivering Market-Driven Products

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* Model: Life Stages #4583L	* Price: $45,000 — $65,000	* Size: 1120-1980 sq ft

Innovating to Meet the Demands of the Market…Profitably

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Financial Review

Boyd Plowman

Executive V.P. & Chief Financial Officer

Improved Financial Performance/Position

•                  Profitability on the rise

•                  Positive guidance

•                  Eliminated $188 million in 9.5% convertible trust preferred debt

•                  Decreased interest expense

•                  Improved shareholders’ equity

•                  Negotiated renewed line of credit to provide greater capacity and flexibility at a lower cost

Solid Sales Growth

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Decreasing Operating Expenses

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Improving Operating/Net Income

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Sales – Q1 FY ’05

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Operating Expenses – Q1 FY ’05

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Includes dealer support initiatives and higher product development costs

Operating/Net Income – Q1 FY ’05

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Preliminary Sales – Q2 FY ’05

•                  Total sales grew 6%

•                  Manufactured homes increased 15%

•                  Wholesale up 26%

•                  Retail down 7%

•                  RV Group flat

•                  Motor homes up 10%

•                  Towables down 12%

Housing Financial Highlights

•                  Revenues increased year over year each of last four quarters, outperforming industry

•                  Wholesale division has been profitable in all but five quarters of the five-year downturn

•                  First profitable quarter since 2001 for the Housing Group as a whole in Q1 of FY ’05

RV Group Financial Highlights

•                  Revenue CAGR of 8% over the last seven quarters (1/03-7/04)

•                  Gross margin has steadily improved from 11.6% to 14.9% over same period

•                  Achieved profitability over the last six quarters

Maximizing Shareholder Value

•                  Potential creation of two “pure-play” entities

•                  NOL issue

•                  Outstanding debt securities

•                  Timing/valuation issue

•                  Ongoing Board/management consideration

•                  Opportunistic acquisitions

•                  Occasional supply divestitures

Net Operating Loss

•                  Carryforward

•                  Approximately $100 million, expires 2023

•                  Separate state NOL carryforwards

•                  Low income tax provision for FY ’05, FY ’06

Guidance Reiterated

•                  Generally optimistic, but slightly tempered

•                  Expect profitability Q2 FY ’05

•                  Year-over-year improvement

•                  Expect significant profitability FY ’05

•                  Further progress to come

Weighted Average Shares for EPS Calculation

2nd Quarter and Fiscal YTD - October 2004

	Shares in Thousands
	Quarter	Fiscal YTD
For Basic Calculation	55,419	55,044

For Fully Diluted Calculation:
Stock options	1,063	1,089
If earnings > $0 but < than $8.3 mil./$16.5 mil.	56,482	56,133

5% Debentures	8,503	8,503
If earnings > than $8.3 mil./$16.5 mil.	64,985	64,636

Balance Sheet

July 25, 2004
Assets ($000s)

Cash and cash equivalents	$59,852
Receivables	203,031
Inventories	280,080
Deferred taxes	56,904

Property, plant and equipment, net	262,983
Other assets	192,871
Total assets	$1.055,721

Liabilities and stockholders’ equity

Total liabilities	$767,653
Total stockholders’ equity	288,068
Total liabilities and stockholders’ equity	$1,055,721

Financing Our Growth

•                  Strengthened balance sheet

•                  Solid cash position, $59.9 million at end of Q1 FY ’05

•                  Deferring interest on 6% convertible subordinated debentures

•                  Improving financial results

•                  New $150 million secured credit facility

•                  $100 million warehouse credit facilities

Continuing Challenges/Opportunities

•                  Impact of interest rate fluctuations on RV and Housing demand and on HomeOne operations

•                  Business seasonal in both industries

•                  Towable division continues to be a particular management focus

•                  New lenders for manufactured housing have yet to fully ramp up

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Summary

•                  A leader in both the growing RV and manufactured housing industries

•                  Housing Group vertical integration creating efficiencies and enhancing volume

•                  Upside potential as manufactured housing market turns

•                  Focus on RV product innovation

•                  Strengthened balance sheet

•                  Improving profitability

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Questions?